UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 30, 2024

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Merritt 7, 4th Floor	Norwalk	Connecticut	06851
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On September 30, 2024, Terex Corporation (“Terex” or the “Company”) issued a press release announcing that it commenced a private offering (the “Private Offering”) of $750.0 million in aggregate principal amount of senior notes due 2032 (the “Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Terex also announced that it is seeking, concurrently with the Private Offering, to amend (the “Amendment”) its existing credit agreement (i) to increase the size of its revolving credit facilities to $800.0 million from $600.0 million and to extend the maturity of the revolving credit facilities to the fifth anniversary of the closing of the Acquisition (as defined below) and (ii) to provide for a new term loan facility which will mature on the seventh anniversary of the closing of the Acquisition and pursuant to which Terex expects to incur term loans in an aggregate amount of up to $1,250.0 million pursuant to previously announced commitments.

There can be no assurance that Terex will be able to complete the Private Offering or the Amendment on terms and conditions favorable to it or at all. The Private Offering and the Amendment are being made in connection with Terex’s previously announced acquisition (the “Acquisition”) of the subsidiaries and assets of Dover Corporation (“Dover”) that constitute Dover’s Environmental Solutions Group (“ESG”).

In connection with the proposed Private Offering, Terex provided potential investors with a preliminary offering memorandum, dated September 30, 2024 (the “Preliminary Offering Memorandum”), which contains (i) information prepared in connection with the Private Offering not previously disclosed by Terex and (ii) financial information of ESG as of and for the years ended December 31, 2023 and 2022 and as of and for the six months ended June 30, 2024 and 2023. This information is included in Exhibit 99.2 attached hereto and is incorporated herein by reference. The Preliminary Offering Memorandum also contains unaudited pro forma condensed combined financial statements and notes thereto giving effect to the Acquisition and other transactions described therein. This pro forma financial information is included in Exhibit 99.3 attached hereto and is incorporated herein by reference.

In addition, in connection with Terex’s financing of the Acquisition, Dover provided audited combined financial statements of ESG as of and for the fiscal years ended December 31, 2023 and 2022 and unaudited interim condensed combined financial data as of June 30, 2024 and for the six months ended June 30, 2024 and 2023. The financial statements of ESG have been carved out of the financial statements of Dover, and may not necessarily be indicative of the amounts that would have been reflected in ESG's financial statements had ESG operated independently of Dover. The foregoing audited combined financial statements and unaudited interim condensed combined financial data of ESG are included in Exhibits 99.4 and 99.5 attached hereto, respectively, and are incorporated herein by reference.

The information in Item 7.01 on this Current Report on Form 8-K and the Exhibits attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act.

The information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes or the related guarantees in the Private Offering.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking information (within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995) regarding future events or Terex’s future financial performance that involve certain contingencies and uncertainties. In addition, when included herein, the words “may,” “expects,” “should,” “intends,” “anticipates,” “believes,” “plans,” “projects,” “estimates,” “will” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. Terex has based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements.

Because forward-looking statements involve risks and uncertainties, actual results could differ materially from those risks reflected in such forward-looking statements. Such risks and uncertainties, many of which are beyond the control of Terex, include, among others, (1) the consummation and the timing of the Private Offering and the Amendment, (2) the consummation of the Acquisition and (3) those risks and uncertainties described under the caption “Risk Factors” in Terex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2024, Terex’s Quarterly Report on Form 10-Q for the quarterly period June 30, 2024 filed with the SEC on July 31, 2024 and the risk factors in Exhibit 99.2 attached hereto.

Actual events or the actual future results of Terex may differ materially from any forward-looking statement due to these and other risks, uncertainties and material factors. The forward-looking statements speak only as of the date hereof. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included herein to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Terex Corporation issued on September 30, 2024.

99.2	Portions of the Preliminary Offering Memorandum, dated September 30, 2024, prepared in connection with the Private Offering.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements, together with the notes thereto, from the Preliminary Offering Memorandum, dated September 30, 2024, prepared in connection with the Private Offering.

99.4	Audited Combined Financial Statements of ESG as of December 31, 2023 and December 31, 2022 and for the years then ended, together with the notes thereto and the independent auditor’s report thereon.

99.5	Unaudited Condensed Combined Financial Statements of ESG as of June 30, 2024 and for the six months ended June 30, 2024 and June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024

By:	/s/ Julie A. Beck
Julie A. Beck
Senior Vice President and Chief Financial Officer